UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Pike Street Suite 2000, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 331-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock	MCHX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Events.

On March 10, 2023, the Federal Deposit Insurance Corporation (“FDIC”) announced that it had been appointed receiver of Silicon Valley Bank (“SVB”). Marchex, Inc. (“Marchex”) maintained a bank account with SVB with a current balance of approximately $4.6 million dollars.

Separately, Marchex maintained an additional money market account which is managed by SVB Asset Management, a non-bank affiliate of SVB, with the account securities custodied at a non-affiliated third party custodian not related to SVB and with a current value of approximately $5.5 million dollars. Since the underlying money market securities in this account are held with an institution not related to SVB, Marchex is assessing what impact, if any, the SVB receivership will have on the accessibility to these money market account funds and whether a straightforward transfer of management responsibilities of this account to an alternate asset manager is feasible at this time.

According to a joint statement issued by the Department of the Treasury, the Federal Reserve and the FDIC on March 12, 2023, depositors will have access to all of their money at SVB starting Monday, March 13, 2023. Accordingly, Marchex is taking immediate steps to recover all of its account balances from SVB but has not yet received these funds. Based on the Joint Statement, we currently do not believe that the SVB receivership will result in a material adverse impact on our bank account balance, our access to our money market funds held by a third party or our liquidity and financial position.

Marchex had approximately $20.5 million dollars of cash and cash equivalents at December 31, 2022.

Forward-Looking Statements

Any statements in this Form 8-K about the Company’s future expectations, plans and prospects constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s financial and operating results, performance or achievements to differ significantly from those expressed or implied by such forward-looking statements. Any forward-looking statements represent the Company’s views only as of the date of this Form 8-K. While the Company may elect to update these forward-looking statements in the future based on subsequent events, the Company specifically disclaims any obligation to do so except as required by law.

Exhibit

No. Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marchex has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCHEX, INC.

Date: March 13, 2023	By:	/s/ MICHAEL A. ARENDS
	Name:	Michael A. Arends
	Title:	Vice Chairman (Principal Financial Officer)